J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust II)

Supplement dated December 3, 2014 to the Prospectuses, Summary Prospectuses and Statement

of Additional Information dated July 1, 2014, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN MICHIGAN MUNICIPAL MONEY MARKET FUND AND JPMORGAN OHIO MUNICIPAL MONEY MARKET FUND. The Board of Trustees of the JPMorgan Michigan Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (the “Funds”) has approved the liquidation and dissolution of each of the Funds on or about December 12, 2014 (the “Liquidation Date”). On the Liquidation Date, each Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on that Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of each Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. Effective immediately, each Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUNDS, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING DECEMBER 11, 2014 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MM-LIQ-1214